Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Apr-06                                                              30-Apr-06
Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A               Period #
                           ------------------------------
25-May-06                                                                     24

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Balances
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
                                                                                    Initial       Period End
    Receivables                                                              $1,500,120,934     $480,071,686
    Reserve Account                                                              $9,683,915       $8,347,625
    Yield Supplement Overcollateralization                                      $10,287,158       $3,063,769
    Class A-1 Notes                                                            $313,000,000               $0
    Class A-2 Notes                                                            $417,000,000               $0
    Class A-3 Notes                                                            $470,000,000     $187,174,141
    Class A-4 Notes                                                            $256,312,000     $256,312,000
    Class B Notes                                                               $33,521,000      $33,521,000

Current Collection Period
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    Beginning Receivables Outstanding                                          $507,847,202
    Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                     $16,718,066
            Receipts of Pre-Paid Principal                                      $10,362,817
            Liquidation Proceeds                                                   $195,139
            Principal Balance Allocable to Gross Charge-offs                       $499,494
        Total Receipts of Principal                                             $27,775,516

        Interest Distribution Amount
            Receipts of Interest                                                 $1,873,448
            Servicer Advances                                                      $124,555
            Reimbursement of Previous Servicer Advances                                  $0
            Accrued Interest on Purchased Receivables                                    $0
            Recoveries                                                             $113,014
            Net Investment Earnings                                                 $32,737
        Total Receipts of Interest                                               $2,143,753

        Release from Reserve Account                                                     $0

    Total Distribution Amount                                                   $29,419,775

    Ending Receivables Outstanding                                             $480,071,686

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                        $437,021
    Current Period Servicer Advance                                                $124,555
    Current Reimbursement of Previous Servicer Advance                                   $0
    Ending Period Unreimbursed Previous Servicer Advances                          $561,576

Collection Account
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    Deposits to Collection Account                                              $29,419,775
    Withdrawals from Collection Account
        Servicing Fees                                                             $423,206
        Class A Noteholder Interest Distribution                                 $1,186,909
        First Priority Principal Distribution                                            $0
        Class B Noteholder Interest Distribution                                    $98,328
        Regular Principal Distribution                                          $27,558,068
        Reserve Account Deposit                                                          $0
        Unpaid Trustee Fees                                                              $0
        Excess Funds Released to Depositor                                         $153,264
    Total Distributions from Collection Account                                 $29,419,775


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $482,266
        Release from Collection Account                                            $153,264
    Total Excess Funds Released to the Depositor                                   $635,530

Note Distribution Account
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    Amount Deposited from the Collection Account                                $28,843,305
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Noteholders                                                  $28,843,305

Distributions
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    Monthly Principal Distributable Amount                                  Current Payment   Ending Balance   Per $1,000    Factor
    Class A-1 Notes                                                                      $0               $0        $0.00     0.00%
    Class A-2 Notes                                                                      $0               $0        $0.00     0.00%
    Class A-3 Notes                                                             $27,558,068     $187,174,141       $58.63    39.82%
    Class A-4 Notes                                                                      $0     $256,312,000        $0.00   100.00%
    Class B Notes                                                                        $0      $33,521,000        $0.00   100.00%

    Interest Distributable Amount                                           Current Payment       Per $1,000
    Class A-1 Notes                                                                      $0            $0.00
    Class A-2 Notes                                                                      $0            $0.00
    Class A-3 Notes                                                                $477,779            $1.02
    Class A-4 Notes                                                                $709,130            $2.77
    Class B Notes                                                                   $98,328            $2.93



Carryover Shortfalls
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                                                                     Prior Period Carryover  Current Payment   Per $1,000
    Class A-1 Interest Carryover Shortfall                                               $0               $0           $0
    Class A-2 Interest Carryover Shortfall                                               $0               $0           $0
    Class A-3 Interest Carryover Shortfall                                               $0               $0           $0
    Class A-4 Interest Carryover Shortfall                                               $0               $0           $0
    Class B Interest Carryover Shortfall                                                 $0               $0           $0


Receivables Data
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                                                                           Beginning Period    Ending Period
    Number of Contracts                                                              38,621           37,557
    Weighted Average Remaining Term                                                   28.86            27.95
    Weighted Average Annual Percentage Rate                                           4.62%            4.62%

    Delinquencies Aging Profile End of Period                                 Dollar Amount       Percentage
        Current                                                                $436,043,397           90.83%
        1-29 days                                                               $35,314,982            7.36%
        30-59 days                                                               $6,630,124            1.38%
        60-89 days                                                                 $923,106            0.19%
        90-119 days                                                                $418,077            0.09%
        120-149 days                                                               $742,000            0.15%
        Total                                                                  $480,071,686          100.00%
        Delinquent Receivables +30 days past due                                 $8,713,307            1.82%


    Write-offs
        Gross Principal Write-Offs for Current Period                              $499,494
        Recoveries for Current Period                                              $113,014
        Net Write-Offs for Current Period                                          $386,481

        Cumulative Realized Losses                                               $5,410,250


    Repossessions                                                             Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance                         $1,118,484               64
        Ending Period Repossessed Receivables Balance                            $1,101,907               63
        Principal Balance of 90+ Day Repossessed Vehicles                          $196,061               14


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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                                             $3,281,217
    Beginning Period Amount                                                      $3,281,217
    Ending Period Required Amount                                                $3,063,769
    Current Period Release                                                         $217,448
    Ending Period Amount                                                         $3,063,769
    Next Distribution Date Required Amount                                       $2,853,902

Reserve Account
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    Beginning Period Required Amount                                             $8,829,891
    Beginning Period Amount                                                      $8,829,891
    Net Investment Earnings                                                         $32,737
    Current Period Deposit                                                               $0
    Current Period Release to Collection Account                                         $0
    Current Period Release to Depositor                                            $482,266
    Ending Period Required Amount                                                $8,347,625
    Ending Period Amount                                                         $8,347,625



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